UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2009

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael Rapino

On October 21, 2009, Live Nation, Inc. ("Live Nation"), Live Nation Worldwide, Inc., a subsidiary of Live Nation (the "Company"), and Michael Rapino entered into an employment agreement (the "Post-Closing Rapino Agreement") that will govern the terms of Mr. Rapino’s employment with Live Nation as its President and Chief Executive Officer following the completion of the proposed merger (the "Merger") between Live Nation and Ticketmaster Entertainment, Inc. ("Ticketmaster Entertainment"). The Post-Closing Rapino Agreement also provides that Mr. Rapino will serve as a member of the Board of Directors of Live Nation (the "Board") for so long as he remains an officer of Live Nation. The term of the Post-Closing Rapino Agreement ends on May 31, 2014. The Post-Closing Rapino Agreement will supersede Mr. Rapino’s existing employment agreement (the "Existing Rapino Agreement") upon the completion of the Merger.

Under the Post-Closing Rapino Agreement, Mr. Rapino will receive an annual base salary of $2,000,000, subject to minimum increases of $100,000 per year. Following transition from bonus commitments under the Existing Rapino Agreement, Mr. Rapino will be eligible to receive (a) an annual cash performance bonus with a target amount equal to 100% of his highest base salary paid during the calendar year in which the bonus was earned, (b) an annual cash exceptional performance bonus with a target amount equal to an additional 100% of his highest base salary paid during the calendar year in which the bonus was earned (each subject to increase or decrease based on actual performance, determined by reference to the achievement of performance targets established by the Compensation Committee of the Board (the "Compensation Committee")) and (c) annual grants of 150,000 shares of restricted Live Nation common stock, vesting upon the attainment of specified financial and individual performance criteria set by the Compensation Committee in equal installments on March 31st of the first two calendar years following the applicable date of grant, subject to Mr. Rapino’s continued employment with Live Nation.

Under the Post-Closing Rapino Agreement, Mr. Rapino will be entitled, upon completion of the Merger, to (a) a $3,000,000 cash bonus and (b) a grant of 350,000 shares of restricted Live Nation common stock (the "Rapino Restricted Share Grant") vesting (i) in equal installments on each of the first four anniversaries of the closing of the Merger or (ii) with respect to each installment, if later than the applicable vesting anniversary, the first date on which the average closing trading price of Live Nation common stock over any consecutive 12-month period exceeds $20 per share.

Upon the completion of the Merger, all unvested Live Nation equity awards then held by Mr. Rapino other than an option granted to Mr. Rapino in March 2009 to purchase 2,000,000 shares of Live Nation common stock (the "Rapino Option Grant") and the Rapino Restricted Share Grant will vest in full, and both the Rapino Option Grant and the Rapino Restricted Share Grant will remain outstanding in accordance with their terms. Upon the occurrence of a change in control of Live Nation other than the Merger, all unvested Live Nation equity awards then held by Mr. Rapino will vest in full.

If Mr. Rapino is terminated by the Company without cause or Mr. Rapino terminates his employment for good reason, subject to Mr. Rapino’s execution of a general release of claims, he will receive a lump-sum cash payment equal to (i) the sum of his base salary, his most recent performance bonus and his most recent exceptional performance bonus, multiplied by (ii) the greater of three or the quotient obtained by dividing the number of full months remaining in the employment term by twelve along with the immediate acceleration of vesting of all unvested Live Nation equity awards then held by Mr. Rapino.

The description of the Post-Closing Rapino Agreement set forth above is qualified in its entirety by the Post-Closing Rapino Agreement attached as Exhibit 10.1 and incorporated herein by reference.

Michael Rowles

On October 21, 2009, the Company entered into an amended and restated employment agreement with Michael Rowles effective as of September 1, 2009 (the "Rowles Agreement") to serve as Live Nation’s Executive Vice President, General Counsel and Secretary. The term of the Rowles Agreement ends on December 31, 2013. After that date, the Rowles Agreement will renew automatically day-to-day such that the term of the Rowles Agreement will always remain at exactly one year, unless earlier terminated.

Under the Rowles Agreement, Mr. Rowles receives a base salary of $550,000 per year, subject to minimum increases of five percent per year. Mr. Rowles is eligible to receive an annual cash performance bonus with a target equal to 100% of his base salary based on the achievement of performance targets established by the Compensation Committee, subject to increase or decrease based on actual performance.

Under the Rowles Agreement, Mr. Rowles will be granted an option to purchase 200,000 shares of Live Nation common stock and 200,000 shares of restricted Live Nation common stock, with each grant vesting in equal annual installments over four years, subject to Mr. Rowles’ continued employment with the Company. Upon the completion of the Merger, all unvested Live Nation equity awards held by Mr. Rowles as of September 1, 2009 will vest in full, and any grants made subsequent to such date, including the grants made in connection with the Rowles Agreement, will remain outstanding in accordance with their terms. Upon the occurrence of a change in control of Live Nation other than the Merger, all unvested Live Nation equity awards then held by Mr. Rowles will vest in full.

If Mr. Rowles is terminated by the Company without cause or Mr. Rowles terminates his employment for good reason, subject to Mr. Rowles’ execution of a general release of claims, he will receive a cash payment equal to his base salary multiplied by the greater of two or the quotient obtained by dividing the number of full months remaining in the employment term by twelve along with the immediate acceleration of the vesting of all unvested Live Nation equity awards then held by Mr. Rowles.

The description of the Rowles Agreement set forth above is qualified in its entirety by the Rowles Agreement attached as Exhibit 10.2 and incorporated herein by reference.

Kathy Willard

On October 21, 2009, the Company entered into an amended and restated employment agreement with Kathy Willard effective as of September 1, 2009 (the "Willard Agreement") to serve as Live Nation’s Executive Vice President and Chief Financial Officer. The term of the Willard Agreement ends on December 31, 2013. After that date, the Willard Agreement will renew automatically day-to-day such that the term of the Willard Agreement will always remain at exactly one year, unless earlier terminated.

Under the Willard Agreement, Ms. Willard receives a base salary of $600,000 per year, subject to minimum increases of five percent per year. Ms. Willard is eligible to receive an annual cash performance bonus with a target equal to 100% of her base salary based on the achievement of performance targets established by the Compensation Committee, subject to increase or decrease based on actual performance.

Under the Willard Agreement, Ms. Willard will be granted an option to purchase 200,000 shares of Live Nation common stock and 200,000 shares of restricted Live Nation common stock, with each grant vesting in equal annual installments over four years, subject to Ms. Willard’s continued employment with the Company. Upon the completion of the Merger, all unvested Live Nation equity awards held by Ms. Willard as of September 1, 2009 will vest in full, and any grants made subsequent to such date, including the grants made in connection with the Willard Agreement, will remain outstanding in accordance with their terms. Upon the occurrence of a change in control of Live Nation other than the Merger, all unvested Live Nation equity awards then held by Ms. Willard will vest in full.

If Ms. Willard is terminated by the Company without cause or Ms. Willard terminates her employment for good reason, subject to Ms. Willard’s execution of a general release of claims, she will receive a cash payment equal to her base salary multiplied by the greater of two or the quotient obtained by dividing the number of full months remaining in the employment term by twelve along with the immediate acceleration of the vesting of all unvested Live Nation equity awards then held by Ms. Willard.

The description of the Willard Agreement set forth above is qualified in its entirety by the Willard Agreement attached as Exhibit 10.3 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding: the growth of the North American concert industry; the Company’s market and growth opportunities; ticket sales trend information; the Company’s ticketing opportunity and strategies; and the amount of anticipated synergies and other benefits associated with the Merger.

Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing the Company’s plans, the risk that markets do not evolve as anticipated, the possibility that artists may unexpectedly cancel or reschedule all or part of scheduled tours, the potential impact of the general economic slowdown, competition in the industry and challenges associated with operating the Company’s ticketing and digital media operations.

Live Nation refers you to the documents that Live Nation and Ticketmaster Entertainment file from time to time with the Securities and Exchange Commission (the "SEC"), specifically the section entitled "Risk Factors" of each company’s most recent Annual Report filed on Form 10-K, as amended and as updated by each company's Quarterly Reports on Form 10-Q, Live Nation’s Current Report on Form 8-K filed with the SEC on May 28, 2009, and Ticketmaster Entertainment's Current Report on Form 8-K filed with the SEC on July 13, 2009, each of which contain and identify other important factors that could cause actual results to differ materially from those contained in Live Nation’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements by or concerning Live Nation or Ticketmaster Entertainment are expressly qualified in their entirety by the cautionary statements above. Live Nation and Ticketmaster Entertainment do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the Merger, Ticketmaster Entertainment and Live Nation have filed and intend to file relevant materials with the SEC, including a joint proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TICKETMASTER ENTERTAINMENT, LIVE NATION AND THE MERGER. The joint proxy statement/prospectus and other relevant materials and any other documents filed by Ticketmaster Entertainment or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations Department at (310) 867-7000 or by accessing Live Nation’s investor relations website at http://www.livenation.com/investors; or (ii) by contacting Ticketmaster Entertainment’s Investor Relations Department at (310) 360-2354 or by accessing Ticketmaster Entertainment’s investor relations website at http://investors.ticketmaster.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the Merger.

The Merger will be submitted to Ticketmaster Entertainment’s and Live Nation’s stockholders for their consideration. Live Nation has filed a registration statement with the SEC, which includes the joint proxy statement/prospectus, but the registration statement has not yet become effective. Each of Ticketmaster Entertainment and Live Nation may file other relevant documents concerning the Merger. Stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus, as well as any other relevant documents concerning the Merger filed with the SEC (and any amendments or supplements to those documents), because they contain important information. You are able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Ticketmaster Entertainment and Live Nation, at the SEC’s website, http://www.sec.gov, and at the companies’ respective websites, http://investors.ticketmaster.com and http://www.livenation.com/investors.

Ticketmaster Entertainment, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the Merger. Information about the executive officers and directors of each of Ticketmaster Entertainment and Live Nation and the number of shares of each company’s common stock beneficially owned by such persons is set forth in the joint proxy statement/prospectus regarding the Merger. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster Entertainment, Live Nation and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 8.01 Other Events.

See Item 5.02 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

October 21, 2009	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated as of October 21, 2009, by and among Live Nation, Inc., Live Nation Worldwide, Inc. and Michael Rapino.
10.2	Amended and Restated Employment Agreement effective as of September 1, 2009, by and between Live Nation Worldwide, Inc. and Michael Rowles.
10.3	Amended and Restated Employment Agreement effective as of September 1, 2009, by and between Live Nation Worldwide, Inc. and Kathy Willard.